The patient investor

QUARTERLY REPORT: 06/30/21

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

John W. Rogers, Jr.	Mellody Hobson
Chairman and	Co-CEO and
Co-CEO	President

Average annual total returns as of 06/30/21

	2Q21	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	5.52%	26.10%	73.45%	13.16%	15.40%	11.97%	11.57%

Russell 2500TM Value Index	5.00	22.68	63.23	10.60	12.29	10.93	11.25

Russell 2500TM Index	5.44	16.97	57.79	15.24	16.35	12.86	11.32

S&P 500® Index	8.55	15.25	40.79	18.67	17.65	14.84	11.07

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 06/30/21

	2Q21	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	4.75%	21.14%	58.19%	11.49%	12.26%	10.62%	10.79%

Russell Midcap® Value Index	5.66	19.45	53.06	11.86	11.79	11.75	11.48

Russell Midcap® Index	7.50	16.25	49.80	16.45	15.62	13.24	11.82

S&P 500® Index	8.55	15.25	40.79	18.67	17.65	14.84	10.56

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

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DEAR FELLOW SHAREHOLDER:

For the three months ending June 30, 2021, Ariel Fund gained +5.52%, beating the Russell 2500 Index’s +5.00% gain as well as the Russell 2500 Value Index’s +5.44% rise. The broad market, as measured by the S&P 500 jumped +8.55%. Here, our Financial stocks helped overcome softness amongst our Industrial names. Meanwhile, Ariel Appreciation Fund earned +4.75% versus +5.66% for the Russell Midcap Value Index and +7.50% for the Russell Midcap Index. Financials also helped returns but our Real Estate and Industrial holdings underperformed.

THE EMPIRE STRIKES BACK

We have all heard ad nauseam about value versus growth, reflation versus deflation, reopening versus restrictions and we have discussed some of our views on these issues in recent letters. Our thinking has not changed but as the post-pandemic boom has endured, an underappreciated aspect of the market that is central to our focus is the correlation between stock performance and size. In a turnabout from recent market leadership, large cap issues re-claimed the throne, handily outpacing their mid and small-cap brethren. Big, economically sensitive issues were buoyed by the Federal Reserve’s decision to hold rates low while debating the probability of “transitory” versus the possibility of enduring inflation. This performance shift was a marked reversal from the robust smaller company rally that started as the economy began to recover last year. As The Wall Street Journal noted, “…[S]ince the end of September…when promising Covid-19 trials inspired confidence that the economic future was bright,” the Russell 2000 Index soared +54.41% compared to +29.25% for the large companies comprising the S&P 500.1 The Russell 2000 Value Index performed even better—surging +68.96%. Since small caps and value stocks are typically the frontrunners coming out of recessions and had been the performance underdogs for most of the last decade, we were not surprised by this relative strength.

On the heels of such a forceful rally, it is fair to say smaller companies needed a breather. As The Journal astutely remarked, “…after the steep ascent by small-caps since last Fall, it made sense that investors paused to consider.”2 And one might ask, consider what? Our answer and the only real answer: value. Last year, in the wake of a global pandemic, value abounded. In our June 30, 2020 quarter-end letter we wrote, “This crisis will end. The question is not ‘if’ but ‘when.’” At the time, we advised long-term, patient investors to take advantage of massive dislocations during a period of maximum pessimism. We knew those kinds of once—or maybe twice—in-a-lifetime opportunities are fleeting because markets are efficient. Twelve months later, a look back clearly shows pessimism yields value and optimism is pricey. As such, with enthusiasm proliferating these days, there is less value to be had. Still, “less” does not mean “none.” As someone once wisely said, “It is a market of stocks, not a stock market.” For the discerning investor, there is a big difference.

THE VALUE GAP

Against the backdrop of a world awash in liquidity, funded by an unprecedented level of government stimulus, everyone is jumping on the investing bandwagon. For Ariel, this suggests a time to be more cautious. To this point, a recent Barron’s article reported, “…retail activity accounts for 24% of equity volume [this year], up from 15% in 2019.”3 And yet, amidst this market euphoria, the valuation differences between large and smaller cap companies remain compelling. In fact, we posit that big company outperformance during the second quarter has helped serve up more small and mid-cap opportunities. The Wall Street Journal perfectly summed up our view when they wrote, “Believers in a further advance for small caps point to how the group’s valuations compare with those of large-cap stocks.”4

The numbers tell the story. As of the most recent quarter end, the S&P 500 trades at 21.3 times next year’s earnings versus 14.2 times for the Russell 2000 Value Index; 15.3 times

[1]	Langley, Karen. “Small-Caps to Ride Earnings Wave.” The Wall Street Journal. July 8, 2021.
[2]	Langley, Karen. “Small-Caps to Ride Earnings Wave.” The Wall Street Journal. July 8, 2021.
[3]	Salzman, Avi. “The Market’s Meme Generation.” Barron’s. July 19, 2021.
[4]	Langley, Karen. “Small-Caps to Ride Earnings Wave.” The Wall Street Journal. July 8, 2021.

4    SLOW AND STEADY WINS THE RACE

for the Russell 2500 Value Index; and 17.1 times for the Russell Midcap Value Index. If this dichotomy were not already compelling, all three of these value indices trade at a discount to their “core” counterparts. Meanwhile, our small cap portfolios trade at 15.4 times next year’s earnings which represents nearly a 28% discount to the S&P 500. Our small/mid cap portfolios are even cheaper, trading at 13.9 times next year’s earnings—a nearly 35% discount to the broad market. Similarly, our mid cap portfolios trade at 14.3 times next year’s earnings—almost a 34% discount to the large cap index. Should the market continue to rally, our undervalued upstarts are poised to do well. Should the market come undone, our less expensive holdings should have less far to fall—providing downside protection to buffer any blows. And even though we do not manage our value strategies to any specific beta target, our betas have been in steady decline—suggesting that our portfolios would experience less volatility in a choppy investment environment.

“Even in a frothy market, those who are willing to roll up their sleeves and do their homework can find long-term value.”

FINDING VALUE TODAY

Even in a frothy market, those who are willing to roll up their sleeves and do their homework can find long-term value. We see plenty of investment opportunities that are not tied to a low interest rate environment or tech stock world domination. More specifically, we have been focused on areas or issues that are less covered, less understood and at times even scorned. Since today’s investors tend to have little interest in long-term plays lacking instant gratification, plenty of orphaned stocks remain cheap. One such market ne’er-do-well is Madison Square Garden Entertainment (MSGE) which represents one of our biggest and highest conviction positions.

To many, Madison Square Garden Entertainment is a hodge-podge of properties and businesses that do not appear to fit together easily. While the company is famous for the iconic arena that serves as home to the New York Knicks and Rangers as well as a popular concert venue—it also owns a host of entertainment properties including The Chicago Theatre, Rockettes and TAO. Next up is the highly anticipated and often questioned Sphere which is expected to provide a one-of-a-kind Las Vegas entertainment experience. Given the hype surrounding the scale and expense of this new venue, we recently made a trek to Nevada to see the construction site first-hand. Having toured the location and reviewed detailed plans for it, we can personally attest to the uncontemplated value at hand.

When the company announced a merger with its one-time sibling company, Madison Square Garden Network (MSGN), Wall Street revolted. The stock dropped -20% on the announcement and another -13% in the subsequent days. Since we once owned Madison Square Garden Network as a stand-alone company in our portfolios, we already knew the business and were not alarmed in having the two brands come together again. Not only does MSGE sell at 36% discount to our $156 private market value estimate—at its June 30th price of $83.97, the stock trades for less than the $125 per share stand-alone value of the Madison Square Garden Arena real estate and air rights. We view this math as providing a substantial margin of safety5—especially when one considers that at today’s price, all of the other assets can be had for free! When we can find this kind of asymmetric risk/return opportunity, with companies and management teams we know well, we eagerly go all in.

PORTFOLIO COMINGS AND GOINGS

During the quarter, we initiated a position in ADT, Inc. (ADT) in Ariel Fund and Ariel Appreciation Fund. Buying the same position across both strategies is rare but shows our enthusiasm for the name. Here, we have a 140-year-old company that has been in and out of public ownership and as a result, everyone has looked right past it. In our

[5]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

ARIELINVESTMENTS.COM    5

view, ADT’s brand and national presence in the security industry is unmatched, resulting in leading market share, a high recurring revenue base and attractive free cash flow generation. While some are concerned do-it-yourself competition will erode the installation and technology-driven moat6 around the business, we believe the company is well-positioned to benefit from the secular growth of smart home adoption along with strategic partnerships with companies including Google.

Meanwhile, in Ariel Fund, we exited U.S. Silica Holdings, Inc (SCLA) to take advantage of more compelling opportunities. In Ariel Appreciation Fund, we sold our shares in the world’s leading provider of thermal cameras, FLIR Systems, Inc. (FLIR) upon its acquisition by Teledyne Technologies, Inc (TDY). We also successfully parted ways with advisory service company, Willis Towers Watson PLC (WLTW), following the announcement of conditional European Union antitrust approval for its pending merger with Aon plc (AON).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W.Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[6]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

6    SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	28.56	14.93	15.83	16.07

Financials	23.24	19.97	13.66	10.77

Industrials	20.52	18.50	17.83	13.83

Health Care	6.95	8.70	15.41	12.41

Real Estate	5.28	12.12	8.20	2.58

Utilities	3.05	4.24	2.79	2.67

Consumer Staples	2.84	3.08	3.02	5.16

Energy	1.45	5.21	4.59	2.92

Technology	0.00	7.01	13.22	28.46

Basic Materials	0.00	4.89	3.96	1.84

Telecommunications	0.00	1.36	1.49	3.29

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 6/30/21

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	5.52	73.45	13.16	15.40	11.97	9.38	11.57

Ariel Fund–Institutional Class+	5.58	73.97	13.51	15.75	12.30	9.54	11.67

Russell 2500TM Value Index	5.00	63.23	10.60	12.29	10.93	9.64	11.25

Russell 2500TM Index	5.44	57.79	15.24	16.35	12.86	10.10	11.32

S&P 500® Index	8.55	40.79	18.67	17.65	14.84	8.61	11.07

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)

Investor Class	1.04%

Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Lazard Ltd., Class A	4.7	6.	Madison Square Garden Entertainment	3.2

2.	Mohawk Industries, Inc.	3.6	7.	Interpublic Group of Cos., Inc.	3.2

3.	First American Financial Corp.	3.5	8.	JLL	3.1

4.	KKR & Co., Inc.	3.3	9.	Stericycle, Inc.	3.1

5.	ViacomCBS, Inc.	3.3	10.	Northern Trust Corp.	3.0

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The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	32.67	15.84	11.76	10.77

Consumer Discretionary	23.04	14.45	16.48	16.07

Industrials	14.85	18.05	17.69	13.83

Health Care	12.11	8.12	11.07	12.41

Consumer Staples	7.51	5.27	4.14	5.16

Utilities	3.08	7.52	4.81	2.67

Real Estate	2.05	10.64	7.87	2.58

Energy	1.49	5.32	4.29	2.92

Technology	0.00	8.70	16.64	28.46

Basic Materials	0.00	4.28	3.31	1.84

Telecommunications	0.00	1.81	1.94	3.29

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 6/30/21

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	4.75	58.19	11.49	12.26	10.62	8.77	10.79

Ariel Appreciation Fund–Institutional Class+	4.84	58.64	11.84	12.60	10.94	8.93	10.90

Russell Midcap® Value Index	5.66	53.06	11.86	11.79	11.75	10.07	11.48

Russell Midcap® Index	7.50	49.80	16.45	15.62	13.24	10.37	11.82

S&P 500® Index	8.55	40.79	18.67	17.65	14.84	8.61	10.56

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)

Investor Class	1.15%

Institutional Class	0.84%

Top ten equity holdings (% of net assets)

1.	Lazard Ltd., Class A	4.0	6.	Aflac, Inc.	3.4

2.	Northern Trust Corp.	4.0	7.	Laboratory Corp. of America Holdings	3.4

3.	Goldman Sachs Group, Inc.	3.8	8.	Interpublic Group of Cos., Inc.	3.4

4.	Progressive Corp.	3.6	9.	Walgreens Boots Alliance, Inc.	3.4

5.	BOK Financial Corp.	3.6	10.	Mattel, Inc.	3.2

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The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8    SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy

Vice Chairman

Portfolio Manager

Average annual total returns as of 06/30/21

	2Q21	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	4.00%	21.14%	56.22%	11.42%	13.27%	9.80%	7.05%

Russell 1000® Value Index	5.21	17.05	43.68	12.42	11.87	11.61	8.26

S&P 500® Index	8.55	15.25	40.79	18.67	17.65	14.84	10.60

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

In the second quarter of 2021, Ariel Focus Fund returned +4.00% trailing our primary benchmark the Russell 1000 Value Index, which increased +5.21% and the S&P 500, which returned +8.55%. Year-to-date, Ariel Focus Fund outperformed both its primary benchmark and the broader market returning +21.14% versus +17.05% for the Russell 1000 Value and +15.25% for the S&P 500. Generally, our value stocks performed well this year through May, then underperformed in June.

REVERSION TO THE MEAN

Jack Bogle died in 2019. The founder of the Vanguard Group said many important and provocative things in his life, but one of our favorite quotes is, “Reversion to the mean is the iron rule of financial markets.” The fact that all things financial will, over the very long-term, trend back toward their historical averages, along with the power of value investing, are the two guiding principles of Ariel Focus Fund. We look for great companies trading well below intrinsic value due to a short-term factor that has deviated from its long-term average. We initiate a position with an expectation that the factor will revert to normal driving the stock price back to its intrinsic value.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

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In the U.S. equity markets today, historically low interest rates have deviated from their long-term average and are driving the entire market. Interest rates factor in the trading value of all financial assets. All models for valuing stocks explicitly use an interest rate to discount future dividends and earnings back to the present; otherwise a shareholder’s perpetual claim on future growing earnings would have infinite value, at least theoretically.

Chart 1

Source: Board of Governors of the Federal Reserve System (US) U.S. recessions are shaded; the most recent end date is undecided. fred.stlouisfed.org.

“We believe low interest rates are the primary explanation for the outperformance of growth over value over the last decade. Our confidence in this view was strengthened by the strong returns of Ariel Focus Fund and value stocks generally in the fourth quarter of 2020 and the first five months of 2021.”

It is generally accepted that our current, ultra-low rate environment has driven bond and stock prices higher, but what is less understood, is the impact of these low rates. More specifically, growth stocks benefit disproportionately relative to value stocks from low rates. Growth stocks, by definition, earn less money today, relative to their stock prices. Low discount rates bring profits earned in the distant future back to the present at remarkably high present values. In the extreme case of a discount rate of zero, profits earned 20 years from now are just as valuable as profits earned today.

We believe low interest rates are the primary explanation for the outperformance of growth over value over the last decade. Our confidence in this view was strengthened by the strong returns of Ariel Focus Fund and value stocks generally in the fourth quarter of 2020 and the first five months of 2021. As shown above in Chart 1, the yield on the 10-year US Treasury more than doubled from 0.68% on September 30, 2020 to 1.66% on May 13, 2021, value stocks significantly outperformed growth.

Chart 2 on the next page shows the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 20% from the end of the third quarter of 2020 through May 13, 2021. As interest rates changed direction and began to fall at the end of last quarter, growth stocks began to outperform relative to value stocks.

10    SLOW AND STEADY WINS THE RACE

Chart 2

Past performance does not guarantee future results. Source: Bloomberg

This relationship to interest rates and our belief in Jack Bogle’s law of mean reversion makes us optimistic about our current positioning. We believe interest rates will move back to their historic averages over time, with the 10-Year US Treasury returning to approximately 4% from its current level of less than 1.50%. The Federal Reserve has made no secret of its efforts to keep interest rates low through a program of $120 billion per month of open market bond purchases. Over the last several years, the Fed has expanded its balance sheet to approximately $8 trillion (!) through these purchases. These actions have artificially bid up the price of bonds and pushed interest rates far lower than they would have been without the Fed’s intervention. When this program ends (and we believe it WILL end), interest rates will move notably higher. In so doing, the near-term higher earnings of our value stocks will receive the valuations they deserve.

CONTRIBUTORS AND DETRACTORS

Goldman Sachs Group Inc. (GS) returned + 16.45%. Goldman has posted a series of excellent quarterly results. Merger and equity offering activity has been robust with trading profits bolstered by strong capital market volumes. Goldman’s asset management business has also performed well. Regulators recently moved to allow most large investment banks to return capital to shareholders through dividends and share repurchases. Fundamentally, we think Goldman Sachs is attractively priced at approximately 11 times earnings and a very reasonable multiple of book value.

APA Corp. (APA), (formerly Apache Corp.) increased +21.01%, benefitting from strong oil and natural gas markets. Crude oil is up +47% this year. We have lamented about surprisingly low natural gas prices in past letters and are pleased to see them moving higher this year.

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Natural gas produces significantly less carbon emissions than either coal or crude oil. Equity investors have been badly burned by underperforming energy companies over the past decade. As a result, we believe they are still underestimating APA’s earning power. We have recently added to our holding.

Oracle Corp. (ORCL) is our largest holding and was our third largest contributor in the quarter, increasing +11.41%. Oracle changed its revenue accounting several years ago moving to an annual licensing fee for most of its software products. This smoothed the company’s earnings over time but did have the effect of reducing near-term revenue growth and lowering its P/E multiple. In our opinion, Oracle has never gotten the respect it deserves as a $40 billion cloud computing and software company. It has consistently traded at multiples well below that of cloud/software competitors such as Microsoft. We track sell-side ratings as a gauge of whether a stock is in or out of favor. Oracle currently has an average rating of 1.89, meaning there are far fewer buy recommendations than hold ratings. In our opinion, the analyst community hostility to Oracle’s founder, Larry Ellison, has been a consistent headwind to the stock’s valuation.

Team Inc. (TISI) was our largest detractor in the quarter declining -41.89%. Winter storms across the Midwest and Gulf Coast, as well as COVID-19 related operational disruptions in international markets weighed on shares. Although the company struggled to stabilize and grow revenue in the period, TISI delivered disciplined cost reduction actions. Moreover, management stated activity levels for client operations improved significantly in March and April with the momentum continuing into May. As patient, long-term investors, we view the risk/reward at current levels to be extremely favorable with TISI trading 64% below our estimate of private market value.

We re-initiated a position in Barrick Gold Corp. (GOLD) in the quarter. Its shares fell -5.56% from our initiation to the end of the quarter as the price of gold trended lower. Gold exceeded $2,000 per ounce in 2020 but has since declined to approximately $1,812 per ounce. Barrick’s shares have often traded at elevated PE multiples. However, at the current reduced stock price, it is trading at a PE multiple of only 16 times next year’s earnings, an attractive opportunity in our opinion, given our expectation of higher inflation and gold’s historic role as an inflationary hedge.

The second largest detractor was the Western Union Company (WU) which fell -5.96%. The company recorded total revenue growth of only 2% in the quarter, disappointing Wall Street. However, their digital business increased +45%, boosting our optimism about accelerating future growth. With Western Union trading at a modest 11 times our estimate of next twelve-month earnings, we believe the company’s digital business is trading at a discount to intrinsic value.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy
Vice Chairman and Portfolio Manager

12    SLOW AND STEADY WINS THE RACE

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	24.41	20.20	10.77

Industrials	18.80	14.13	13.83

Consumer Discretionary	15.03	10.16	16.07

Health Care	14.38	16.52	12.41

Consumer Staples	9.12	7.01	5.16

Basic Materials	7.84	2.52	1.84

Technology	5.18	8.78	28.46

Energy	4.20	5.23	2.92

Telecommunications	0.00	5.67	3.29

Utilities	0.00	5.23	2.67

Real Estate	0.00	4.55	2.58

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 6/30/21

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	4.00	56.22	11.42	13.27	9.80	7.05

Ariel Focus Fund–Institutional Class+	4.06	56.48	11.70	13.57	10.06	7.21

Russell 1000® Value Index	5.21	43.68	12.42	11.87	11.61	8.26

S&P 500® Index	8.55	40.79	18.67	17.65	14.84	10.60

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.00%	1.25%

Institutional Class	0.75%	0.89%

Currently, expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Goldman Sachs Group, Inc.	5.2	6.	Walgreens Boots Alliance, Inc.	4.6

2.	Oracle Corp.	5.2	7.	Laboratory Corp. of America Holdings	4.5

3.	Mosaic Co.	5.1	8.	J.M. Smucker Co.	4.5

4.	Nielsen Holdings plc	4.9	9.	Madison Square Garden Entertainment	4.3

5.	BorgWarner, Inc.	4.7	10.	BOK Financial Corp.	4.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM    13

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 06/30/21

	2Q21	YTD	1-year	3-year	5-year	Since inception*

Ariel International Fund	5.34%	5.48%	16.93%	5.41%	5.80%	6.20%

MSCI EAFE Net Index	5.17	8.83	32.35	8.27	10.28	8.22

MSCI ACWI ex-US Net Index	5.48	9.16	35.72	9.38	11.08	7.82

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 06/30/21

	2Q21	YTD	1-year	3-year	5-year	Since inception*

Ariel Global Fund	6.18%	9.87%	22.15%	8.50%	8.98%	8.84%

MSCI ACWI Net Index	7.39	12.30	39.27	14.57	14.61	11.87

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

Markets worldwide continued their upward trajectory in the second quarter. Record levels of fiscal support, ultra-low interest rates, pent-up consumer demand and rising COVID-19 vaccination rates in developed countries continue to fuel the global economic recovery. Although we acknowledge the improvement in fundamentals and sentiment, we believe the rebound is priced in and future global gains are likely to be challenged. History suggests high trailing valuations presage anemic capital appreciation, as well as a prolonged period of negative returns. During such environments, dividends tend to cushion the blow.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

14    SLOW AND STEADY WINS THE RACE

Accordingly, we believe our non-consensus global portfolios are well-positioned for downside protection. They are heavily weighted towards undervalued, higher quality defensive holdings which offer higher dividend yields than the securities included in each Fund’s respective primary benchmark. While this posture has resulted in recent underperformance, we believe it will drive our outperformance over the intermediate and longer-term.

WARNING SIGNS ABOUND

The global economy’s rebound over the last twelve months is undeniable. Fiscal and monetary relief packages—unprecedented in both size and speed—pushed downward trending interest rates to all-time lows. With rates near zero, indices have surged to new highs in record time and corporate profits have shined, propelling equity valuations past historic peaks.

Enterprise Value over EBIT

Index Price

Past performance does not guarantee future results.

Markets appear to be priced for perfection, although as the re-opening progresses, implications for inflation and the inevitability of rate hikes pose a threat to this equilibrium. In a recent interview, Berkshire Hathaway Vice Chair, Charlie Munger referred to the current rate environment and excess money supply as “unchartered waters...” noting “we are very near the edge of playing with fire.”1 Notably, market psychology is typically backward looking and often follows a herd mentality. The extrapolation of current market trends into the future is driving investor exuberance. As money continues to pour into index funds, price-setting is not done by fundamental security-level analysis, but by massive capital flows.2 Lower capital costs have also provided an incentive for corporations to access debt markets to fund acquisitions and/or repurchase shares already selling at inflated prices. In addition, real and nominal bond yields across the globe are either at or near all-time lows, driving investors to increase their appetite for risk—all while disregarding the historic warning signs.

THE RISING TIDE

Warren Buffett gave a speech at the Allen & Company conference in 1999 which he revisited during this year’s Berkshire Hathaway annual meeting. He professed “interest rates basically are to the value of assets what gravity is to matter.”3 The lower the rate, the greater the upward pull and vice versa. He went on to explain, “The rates of return that investors need from any kind of investment are directly tied to the risk-free rate that they can earn from government securities. So if the government rate rises, the prices of all other investments must adjust downward, to a level that brings their expected returns into line…What an investor should pay today for a dollar to be received tomorrow can only be determined by first looking at the risk-free interest rate.”4

Interest rates and inflation often move hand-in-hand. “When interest rates are low, the economy and inflation grow. When interest rates are high, the economy and inflation slow.”5 In June, the Consumer Price Index for U.S. goods and services climbed by 5.4% from a year earlier—its sharpest increase since the 2008 Financial Crisis.6 Year-to-date, lumber, copper and corn prices are up 34.5%,

[1]	Munger, Charlie. 2020, December 17.
[2]	Stevenson, Reed. “The Big Short’s Michael Burry Explains Why Index Funds Are Like Subprime CDOS.” Bloomberg Online. September 4, 2019. Accessed July 16, 2021.
[3]	Buffett, Warren. 2021, May 1.
[4]

Loomis, Carol. 1999, November 22. “Mr. Buffett on the Stock Market: The Most Celebrated of Investors Says Stocks Can’t Possibly Meet the Public’s Expectations.” Fortune Magazine. Accessed July 19, 2021.

[5]	Push, Amanda. “5 Things You Need to Know About Inflation, Increasing Prices and Interest Rates.” Cnet.com. July 13, 2021. Accessed July 19, 2021.
[6]	Push, Amanda. “5 Things You Need to Know About Inflation, Increasing Prices and Interest Rates.” Cnet.com. July 13, 2021. Accessed July 19, 2021.

ARIELINVESTMENTS.COM    15

22.4%, 61.3%, respectively.7 Semiconductors are in short supply. And growing inflationary pressures on corporate supply-side components, including production costs and operating expenditures, will likely present headwinds to corporate earnings growth. To prevent the economy from overheating, central banks will have to raise interest rates. This upward movement will impact corporate profits, as greater debt servicing costs weigh on the bottom-line. Taken together, these factors are an increasing source of vulnerability for market multiples within the context of various valuation methods. As illustrated below, if yields rise, high-flying stock valuations may take a dramatic dive.

Theoretical Valuation Convexity

Source: Wolfe Research March 8, 20218

Meanwhile, nonfinancial corporate debt exited 2020 at the $11.2 trillion mark, with covenant lite leveraged loans growing to 89.3% of the market in 2020, representing massive growth from 4.7% in 2010.9 At the end of Q2 2021, high yield leverage ex-energy sat at 5.6x, over a full turn higher than levels ten years ago.10 At the same time, high yield spreads per turn of leverage have hit record lows.11 Investors across the spectrum continue to be pushed out on the risk curve in the hunt for yield. In our view, higher equity prices along with an increasingly levered credit market is creating a bubble that presents an extremely disconcerting side effect of the widely adopted central bank policies on display since the 2008 Financial Crisis.

A LOST DECADE

The aforementioned factors—easy money policies, rich valuations, rising bond prices, inflationary pressures and the inevitability of rate hikes—bolster our view that we are sitting on the precipice of a ‘lost decade’ for stocks. This has happened before. The S&P 500 was higher in 1969 than in 1978, and investments made after the TMT bubble burst in 2001 did not break-even until ten years later. Looking at international markets, the MSCI EAFE Index depreciated for almost thirteen years following the Financial Crisis. Notably, as illustrated in the chart below, during these prolonged periods of capital losses that immediately follow peak valuations within the historic context, those holding stocks with attractive dividend yields experienced robust total returns on their investment.

Lost Decades

		Price Return	Dividends	Total Return

S&P 500	1969-1978	-7.46%	44.15%	36.69%

S&P 500	2001-2010	-4.74%	19.83%	15.08%

MSCI EAFE	2008-2018	-8.99%	37.34%	28.35%

MSCI EAFE	2008-June 2021	2.29%	59.40%	61.69%

Past performance does not guarantee future results.12

“In our view, the silver lining is that a highly polarized market led by flows into index funds creates tremendous bargain opportunities for the discerning active investor.”

Although the herd may feel it is much easier to buy the market and sit back and wait for the snowball effect to compound returns, the sell-side becomes the melting point where the return on that investment may be ever-lower. In our view, the silver lining is that a highly polarized market led by flows into index funds creates tremendous bargain opportunities for the discerning active investor.

[7]	Cross-Asset Strategy – Global In the Flow. Morgan Stanley Research. July 1, 2021
[8]

Senyek, Chris, et al. “When Will The Market Force The Fed’s Hand?” Wolfe Research. 8, March 2021. Implied P/E reflects the Earnings or Dividend Discount Model, (EDM or DDM) which is a method of valuing a company’s stock price based on the concept that a company or its stock is worth the sum of all of its future earnings (or dividends or free cash flow) discounted back to present value. In other words, it is used to value a stock based on the net present value of future earnings (dividends, free cash flow, etc.). “K” along the x-axis above is the risk-free interest rate of a treasury bond plus an equity risk premium which is sometimes viewed as the hurdle rate, the required rate of return or the cost of equity. “g” is the growth rate in perpetuity expected for earnings. Beyond the complex and mathematically derived finance theory is simple investment point: when interest rates rise from very low levels, earnings multiples should, in theory, contract dramatically.

[9]	Acciavatti, Peter D. & Nelson Jantzen, CFA. 2020 Leveraged Loan Annual Review. JP Morgan.
[10]	Yu, Eric. High Yield Strategy HY Credit Chartbook. BofA Global Research. 1 July, 2021.
[11]	Yu, Eric. High Yield Strategy HY Credit Chartbook. BofA Global Research. 1 July, 2021.
[12]

In this table: (i) Price Return equals the percentage change in the price of the index during the period; (ii) Dividends reflect the effect of dividend payments reinvested back into the index, measured by the difference between price return and total return; and (iii) Total Return represents the price return plus dividends reinvested.

16    SLOW AND STEADY WINS THE RACE

Regardless of the market backdrop, our investment discipline and differentiated bottom-up fundamental research process remains the same as we look to understand both the upside and downside of any potential investment. We seek to own high-quality businesses by paying particular attention to normalized growth and return prospects, sustainable business models and balance sheet resilience. Our approach focuses on a potential margin of safety13 as evaluated by discount to intrinsic worth and serves as a measure of downside protection. Our non-consensus portfolios are carefully constructed with risk/reward considerations at the company and portfolio level, with industry and geographical exposures serving as outcomes of our bottom-up decisions.

As a result, our current portfolio positioning is contrarian and consistent with our time-tested investment strategy. We remain overweight defensive sectors, such as Health Care and Communications, relative to distressed cyclicals. Our diversified holdings have characteristics which showcase higher returns on equity, lower financial leverage and higher dividend yields than the securities included in the benchmark.

Since the value of an asset cannot grow faster than its long-term earnings do, future returns will inheritably be impacted by current valuations. While the market appears expensive right now, our long-term, independent view continues to allow us to take advantage of the price dislocations on high-quality businesses created by the crowd’s short-term focus. Although we are bracing for a ‘lost decade,’ we strongly believe investors looking for yield should be long-equity and, in our view, Ariel’s global diversified portfolios are well-positioned to deliver downside protection and attractive dividend yields for global investors over time.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

[13]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

ARIELINVESTMENTS.COM    17

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Health Care	16.94	12.41	9.28

Communication Services	16.69	4.89	6.72

Consumer Staples	14.93	10.52	8.51

Consumer Discretionary	12.96	13.03	13.81

Utilities	11.61	3.40	2.98

Financials	10.65	16.96	18.60

Information Technology	2.89	9.14	12.93

Industrials	2.33	15.50	11.79

Energy	0.74	3.22	4.54

Real Estate	0.74	3.03	2.55

Materials	0.00	7.91	8.30

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 6/30/21

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	5.34	16.93	5.41	5.80	6.20

Ariel International Fund–Institutional Class	5.39	17.23	5.67	6.07	6.45

MSCI EAFE Index (net)	5.17	32.35	8.27	10.28	8.22

MSCI ACWI ex-US Index (net)	5.48	35.72	9.38	11.08	7.82

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.13%	1.33%

Institutional Class	0.88%	0.96%

Currently, expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Roche Holding AG	7.5	6.	Michelin (CGDE)	5.3

2.	Deutsche Boerse AG	6.6	7.	Koninklijke Ahold Delhaize N.V.	5.1

3.	Philip Morris Intl, Inc.	6.1	8.	Baidu, Inc.	4.9

4.	Nintendo Co., Ltd.	6.0	9.	Snam SpA	4.6

5.	GlaxoSmithKline plc	5.5	10.	Subaru Corp.	4.0

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

Japan	18.62	United States	6.86

Germany	10.50	Italy	5.33

Switzerland	9.57	Netherlands	5.15

United Kingdom	8.75	China	5.12

France	8.57	Spain	4.34

18    SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health Care	25.43	11.57

Information Technology	17.57	21.89

Communication Services	14.34	9.40

Financials	11.19	14.10

Consumer Staples	10.61	6.86

Consumer Discretionary	8.21	12.75

Utilities	5.24	2.63

Real Estate	1.22	2.62

Industrials	0.84	9.86

Materials	0.00	4.92

Energy	0.00	3.40

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 6/30/21

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	6.18	22.15	8.50	8.98	8.84

Ariel Global Fund–Institutional Class	6.21	22.45	8.76	9.25	9.11

MSCI ACWI Index (net)	7.39	39.27	14.57	14.61	11.87

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.13%	1.46%

Institutional Class	0.88%	1.01%

Currently expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	10.7	6.	Gilead Sciences, Inc.	5.7

2.	Roche Holding AG	7.2	7.	Michelin (CGDE)	3.9

3.	Baidu, Inc.	6.8	8.	Johnson & Johnson	3.9

4.	Philip Morris Intl, Inc.	6.1	9.	Berkshire Hathaway, Inc., Class B	3.6

5.	GlaxoSmithKline plc	5.7	10.	Deutsche Boerse AG	3.2

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

United States	39.31	France	5.43

Japan	8.43	Germany	4.00

Switzerland	8.01	Brazil	2.94

China	7.63	Spain	2.47

United Kingdom	7.29	Finland	1.64

ARIELINVESTMENTS.COM    19

James Kenny, CFA® Vice President, Research

ADT Inc. (NYSE: ADT) is a leading provider of automated security solutions for over six million customers in more than 200 locations throughout the United States. Headquartered in Florida, the company was founded 145 years ago as a telegraph business and has since been transformed into an industry pioneer. Today, the company’s brand and national presence are unmatched, resulting in market-leading share, a highly recurring revenue base, and attractive free cash flow generation to deploy for future growth. While ADT is facing increased competition from new entrants including Google and Amazon, the company has strengthened its moat1 and growth prospects by partnering with its competitors to enhance its market position.

OPPORTUNITY REMAINS DESPITE SHIFTING TRENDS

Although ADT leads the U.S. security market, penetration for professionally installed residential security has been stagnant for several years. Since returning to public markets in early 2018, ADT’s stock price has languished, largely due to investor concerns around its growth prospects amidst an influx of “do-it-yourself” competitors including Amazon’s “Ring” or Google’s “Nest,” which are direct-to-consumer “smart home” technologies installed by residents. These products have gained popularity throughout the COVID-19 pandemic – which has heightened interest in home security. As a result, many investors believe these nascent offerings will continue to gain market share. We take a different view. Ariel sees the pandemic as an increased opportunity for ADT to leverage its trusted brand and unmatched professional installation network as a partner of choice for these smart home innovators. There is room for ADT to participate alongside other providers and take advantage of the long-term secular growth in home automation.

GROWING WITH GOOGLE

In August 2020, ADT announced a strategic partnership with Google to provide a co-branded smart home solution, called ADT+Google. This transaction provided the opportunity for ADT to combine its trusted security, professional installation and monitoring service with Google’s award-winning “Nest” hardware to create a fully integrated set of devices, software and services for the secure smart home. Google also invested $450 million to acquire a 6.6% stake in ADT, which demonstrates its long-term commitment to this partnership. Both companies contributed $150 million for co-marketing, product development, technology and employee training. This alliance has provided customers with integrated smart home services in both do-it-yourself (DIY) and professionally installed security offerings, with endless opportunities for future growth. While ADT has previously embarked on other strategic initiatives with industry peers that include Samsung and D.R. Horton, this one is critically important and different. The Google partnership financially aligns ADT with a tech giant. Google gets the benefit of working with the most respected brand in the automated security space.

A HIGHLY RECURRING POTENTIAL MARGIN OF SAFETY2

In addition to those underappreciated growth prospects, ADT enjoys a high degree of recurring business that generates excellent free cash flow. Much like an insurance company, customers pay ADT for peace of mind, regardless of whether they use the service or not. As a result, approximately 80% of revenues are recurring. Most customers sign up for multi-year contracts. Even in today’s uncertain economic environment, cash flow generation has been strong and gives ADT the firepower to invest in innovation, pay down debt and return capital to shareholders.

A LONG TERM VIEW

These days, investors are distracted by the rearview mirror. By contrast, we take a long-term view and believe in the power of the pandemic’s acceleration of smart home adoption. As a market-leading brand, ADT can leverage its attractive free cash flow profile and vastly underappreciated growth prospects. These opportunities are made stronger by the company’s partnership with Google. As of June 30, 2021, shares traded at $10.79, a 29% discount to our private market value of $15.29.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

[2]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

20    SLOW AND STEADY WINS THE RACE

Jamil Soriano Vice President, Research

BOK Financial Corporation (NASDAQ: BOKF) is a regional bank headquartered in Tulsa with over 100 years of experience in energy lending. Since its founding in 1910, the company has diversified its offerings and expanded into new geographies. Beyond its roots in traditional lending, BOK Financial generates approximately 40% of its revenue from a variety of fee income businesses including: consumer banking; brokerage trading; investment, trust and insurance services; mortgage origination and servicing; and an electronic funds transfer network. BOK Financial operates banking divisions across eight states as the following brand names: Bank of Albuquerque; Bank of Oklahoma; Bank of Texas; as well as BOK Financial in Arizona, Arkansas, Colorado, Kansas and Missouri. The company also has limited purpose offices in Nebraska, Wisconsin and Connecticut.

Current chairman and majority shareholder George Kaiser purchased the company out of FDIC receivership for $61 million in 1991. Mr. Kaiser’s conservative, long-term approach is embedded in the firm’s culture and has rewarded investors. Under his watch, the business has grown from under $2 billion to nearly $50 billion in assets. During this time, earnings per share have increased almost 9% per year.

A DIFFERENT APPROACH AMID INDUSTRY HEADWINDS

Banks have experienced substantial consolidation in recent decades, making it difficult for many small competitors to survive. BOK Financial has remained resilient. The company is an outlier, setting itself apart through a superior approach to underwriting and risk management. For example, oil price volatility continues to create a challenging environment for most lenders. Yet, BOK Financial’s internal team of petroleum engineers and technicians, rigorous underwriting methods and conservative lending criteria, and long history in the space have driven solid credit performance throughout market cycles. The company replicates this same approach across its broader lending business. Consistency has been the key to success throughout BOK Financial’s long history.

The BOKF stock has experienced relative underperformance that was consistent across the banking sector. Fiscal stimulus and quantitative easing have spurred a robust recovery and rebound in oil prices. While this is generally positive for BOK Financial, it has also elevated inflation concerns and clouded the interest rate outlook. Industry loan growth still faces headwinds due to the stimulus, high consumer savings rates and cautiously optimistic commercial borrowers.

MORE UPSIDE ON THE HORIZON

The company’s loan portfolio held up in the depths of the pandemic, despite oil prices plunging below $20. This is a testament to the company’s steady and stringent underwriting approach. While we cannot predict when the current macroeconomic volatility will dissipate, we are confident in the long-term viability of the US economy. Ariel believes BOK Financial will benefit from the more normalized environment on the horizon.

BOK Financial currently trades at a 31% discount to our private market value of $124.98.

ARIELINVESTMENTS.COM    21

John P. Miller, CFA® Senior Vice President Portfolio Manager, Investment Group

Meredith Corporation (NYSE: MDP) has been committed to journalism since its founding in 1902. Today, through its national and local media subsidiaries, the company has a content portfolio that spans pop culture, entertainment, food, fashion and lifestyle, news, business and finance, as well as sports. Its well-known national media brands include PEOPLE, Better Homes & Gardens, Southern Living and Allrecipes magazines, among others. Its 17 television stations serve 12 markets and reach 11 percent of U.S. households.

UNLOCKING SHAREHOLDER VALUE

Meredith shares have surged +126% so far this year. The company has proactively sought opportunities to deliver shareholder value following a long stretch of poor returns. In 2018, Meredith significantly underperformed the equity markets after its ill-timed acquisition of TIME, Inc. Prior to that purchase, disappointing results within its magazine business, compounded with the negative impact of higher-than-expected debt, caused its stock price to lag.

Although political advertising in its television station group has driven the company’s solid free cash flow, Meredith recently implemented a multi-phased effort to boost returns – including a number of strategic transactions to raise capital. Meredith sold TIME, Sports Illustrated, Money, FORTUNE as well as Travel + Leisure. The company also suspended its quarterly dividend last year at an average annual savings of approximately $113 million. Proceeds were allocated to paying down debt.

In May 2021, Meredith took advantage of the broader trend of broadcast television consolidation by selling its Local Media Group for approximately $2.7 billion, or $14.50 per share in cash, to Gray Television. Competitive bidding forced Gray to raise its offer by nearly 5%. The ultimate transaction price was $2.83 billion, which was in-line with our estimated value of the properties.

Once the company receives shareholder approval for this sale, it plans to spin off its national media group. The newly streamlined Meredith is expected to re-structure its business into two categories: Digital and Magazine. Despite these changes, the company will maintain its dual-class stock structure, its longstanding Iowa headquarters, its executive team, and the ticker, MDP. Shareholders will receive an estimated $16.99 in cash per share and own a less-levered, multi-platform, digitally-focused lifestyle media company, led by its iconic PEOPLE franchise.

AN ICONIC GEM

PEOPLE is the crown jewel of Meredith’s portfolio. It is not only a global industry icon – it is also the most profitable entertainment media brand. By our estimates, it is quickly approaching half of Meredith’s National Media Group’s current operating cash flow. We believe the PEOPLE franchise is undervalued given its leading position in entertainment, whether in print, digital or in daily syndication. Plus, upside exists as Meredith works with Sony Pictures Television to syndicate PEOPLE (THE TV SHOW!) beyond Meredith’s television stations to a broader set of stations, including Gray’s television stations, in the fall of 2022.

STRONG PROSPECTS AHEAD

Despite its forthcoming increased exposure within the consumer magazine industry and significant competition for digital advertising dollars, Meredith’s digital business has the brand names and scale to compete. Digital is quickly approaching half the company’s revenue and has a stronger capital profile. In the future, post-transaction close, we expect a more focused Meredith. Its leading position among female audiences and its refined structure should deliver results beyond the market’s expectations. As of June 30, 2021, shares traded at $43.44, a 14% discount to our private market value of $50.60.

22    SLOW AND STEADY WINS THE RACE

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Fund

Number of shares	Common stocks—91.89%	Value

	Consumer discretionary—28.56%

2,317,865	ViacomCBS, Inc.	$104,767,498

1,230,224	Madison Square Garden Entertainment Corp.(a)	103,301,909

3,173,966	Interpublic Group of Cos., Inc.	103,122,155

4,800,089	Mattel, Inc.(a)	96,481,789

3,827,235	Nielsen Holdings plc	94,417,887

5,971,884	MSG Networks, Inc.(a)	87,070,069

2,334,199	Adtalem Global Education, Inc.(a)	83,190,852

4,408,277	TEGNA, Inc.	82,699,277

1,879,723	Meredith Corp.(a)	81,655,167

402,940	Royal Caribbean Cruises Ltd.(a)	34,362,723

64,769	Vail Resorts, Inc.(a)	20,500,683

1,012,665	Knowles Corp.(a)	19,990,007

		911,560,016

	Consumer staples—2.84%

698,786	J.M. Smucker Co.	90,541,702

	Energy—1.45%

1,190,310	Core Laboratories N.V.	46,362,575

	Financials—23.24%

3,297,503	Lazard Ltd., Class A	149,212,011

1,785,088	First American Financial Corp.	111,300,237

1,794,939	KKR & Co., Inc.	106,332,186

839,900	Northern Trust Corp.	97,109,238

2,473,083	Janus Henderson Group plc	95,980,351

593,300	Affiliated Managers Group, Inc.	91,492,793

1,043,807	BOK Financial Corp.	90,393,686

		741,820,502

	Health care—6.95%

2,069,515	Envista Holdings Corp.(a)	89,423,743

285,500	Laboratory Corp. of America Holdings(a)	78,755,175

84,706	Charles River Laboratories Intl, Inc.(a)	31,334,444

34,781	Bio-Rad Laboratories, Inc.(a)	22,409,050

		221,922,412

	Industrials—20.52%

601,704	Mohawk Industries, Inc.(a)	115,641,492

2,452,320	Kennametal, Inc.	88,087,334

2,819,000	Axalta Coating Systems, Ltd.(a)	85,951,310

365,463	Snap-on, Inc.	81,655,398

1,372,100	Masco Corp.	80,830,411

6,325,586	ADT, Inc.	68,253,073

372,985	Keysight Technologies, Inc.(a)	57,592,614

92,600	Zebra Technologies Corp.(a)	49,030,774

252,747	Simpson Manufacturing Co., Inc.	27,913,379

		654,955,785

	Real estate—5.28%

500,299	JLL(a)	97,788,443

824,253	CBRE Group, Inc., Class A(a)	70,663,210

		168,451,653

	Utilities—3.05%

1,363,500	Stericycle, Inc.(a)	97,558,425

	Total common stocks (Cost $1,641,985,268)	2,933,173,070

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM    23

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Fund (continued)

Number of shares	Short-term investments—8.51%	Value

271,801,331	Northern Institutional Treasury Portfolio, 0.01%(b)	$271,801,331

	Total short-term investments (Cost $271,801,331)	271,801,331

	Total Investments—100.40% (Cost $1,913,786,599)	3,204,974,401

	Other Assets less Liabilities—(0.40)%	(12,816,661)

	Net Assets—100.00%	$3,192,157,740

Ariel Appreciation Fund

Number of shares	Common stocks—96.80%	Value

	Consumer discretionary—23.04%

1,473,430	Interpublic Group of Cos., Inc.	$47,871,741

2,237,200	Mattel, Inc.(a)	44,967,720

846,000	BorgWarner, Inc.	41,064,840

1,457,824	Nielsen Holdings plc	35,964,518

398,188	Madison Square Garden Entertainment Corp.(a)	33,435,846

375,700	Omnicom Group, Inc.	30,052,243

219,000	CarMax, Inc.(a)	28,283,850

1,150,900	Knowles Corp.(a)	22,718,766

1,481,137	MSG Networks, Inc.(a)	21,594,977

62,500	Vail Resorts, Inc.(a)	19,782,500

		325,737,001

	Consumer staples—7.51%

900,700	Walgreens Boots Alliance, Inc.	47,385,827

255,275	J.M. Smucker Co.	33,075,982

477,400	Molson Coors Brewing Co.(a)	25,631,606

		106,093,415

	Energy—1.49%

1,374,900	NOV, Inc.(a)	21,063,468

	Financials—32.67%

1,253,020	Lazard Ltd., Class A	56,699,155

488,900	Northern Trust Corp.	56,526,618

141,900	Goldman Sachs Group, Inc.	53,855,307

521,900	Progressive Corp.	51,255,799

591,289	BOK Financial Corp.	51,205,627

907,900	Aflac, Inc.	48,717,914

605,600	The Charles Schwab Corp.	44,093,736

692,050	First American Financial Corp.	43,149,318

605,368	KKR & Co., Inc.	35,862,000

251,489	Houlihan Lokey, Inc.	20,569,285

		461,934,759

	Health care—12.11%

175,000	Laboratory Corp. of America Holdings(a)	48,273,750

639,415	Cardinal Health, Inc.	36,504,202

793,122	Envista Holdings Corp.(a)	34,270,802

188,200	Zimmer Biomet Holdings, Inc.	30,266,324

58,980	Charles River Laboratories Intl, Inc.(a)	21,817,882

		171,132,960

	Industrials—14.85%

1,017,900	Kennametal, Inc.	36,562,968

1,175,000	Axalta Coating Systems, Ltd.(a)	35,825,750

162,899	Stanley Black & Decker, Inc.	33,392,666

See Notes to Schedules of Investments.

24    SLOW AND STEADY WINS THE RACE

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Appreciation Fund (continued)

Number of shares	Common stocks—96.80%	Value

	Industrials—14.85%

826,130	nVent Electric plc	$25,808,301

100,800	Snap-on, Inc.	22,521,744

138,115	Keysight Technologies, Inc.(a)	21,326,337

71,200	Littelfuse, Inc.	18,141,048

1,516,101	ADT, Inc.	16,358,730

		209,937,544

	Real estate—2.05%

338,150	CBRE Group, Inc., Class A(a)	28,989,600

	Utilities—3.08%

608,600	Stericycle, Inc.(a)	43,545,330

	Total common stocks (Cost $775,570,059)	1,368,434,077

Number of shares	Short-term investments—3.10%	Value

43,873,818	Northern Institutional Treasury Portfolio, 0.01%(b)	$43,873,818

	Total short-term investments (Cost $43,873,818)	43,873,818

	Total Investments—99.90% (Cost $819,443,877)	1,412,307,895

	Other Assets less Liabilities—0.10%	1,458,013

	Net Assets—100.00%	$1,413,765,908

Ariel Focus Fund

Number of shares	Common stocks—98.96%	Value

	Basic materials—7.84%

105,800	Mosaic Co.	$3,376,078

87,749	Barrick Gold Corp.	1,814,649

		5,190,727

	Consumer discretionary—15.03%

131,400	Nielsen Holdings plc	3,241,638

64,700	BorgWarner, Inc.	3,140,538

33,500	Madison Square Garden Entertainment Corp.(a)	2,812,995

16,772	ViacomCBS, Inc.	758,094

		9,953,265

	Consumer staples—9.12%

57,900	Walgreens Boots Alliance, Inc.	3,046,119

23,100	J.M. Smucker Co.	2,993,067

		6,039,186

	Energy—4.20%

128,400	APA Corp.	2,777,292

	Financials—24.41%

9,150	Goldman Sachs Group, Inc.	3,472,700

32,400	BOK Financial Corp.	2,805,840

60,100	Lazard Ltd., Class A	2,719,525

38,200	Bank of New York Mellon Corp.	1,956,986

25,100	First American Financial Corp.	1,564,985

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM    25

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Focus Fund (continued)

Number of shares	Common stocks—98.96%	Value

	Financials—24.41%

15,900	Progressive Corp.	$1,561,539

11,000	Northern Trust Corp.	1,271,820

13,700	KKR & Co., Inc.	811,588

		16,164,983

	Health care—14.38%

10,900	Laboratory Corp. of America Holdings(a)	3,006,765

14,750	Zimmer Biomet Holdings, Inc.	2,372,095

13,050	Johnson & Johnson	2,149,857

78,800	Hanger, Inc.(a)	1,992,064

		9,520,781

	Industrials—18.80%

12,300	Snap-on, Inc.	2,748,189

13,200	Mohawk Industries, Inc.(a)	2,536,908

6,581	Lockheed Martin Corp.	2,489,921

104,800	Western Union Co.	2,407,256

7,800	Stanley Black & Decker, Inc.	1,598,922

99,300	Team, Inc.(a)	665,310

		12,446,506

	Technology—5.18%

44,100	Oracle Corp.	3,432,744

	Total common stocks (Cost $43,307,398)	65,525,484

Number of shares	Short-term investments—1.80%	Value

1,191,719	Northern Institutional Treasury Portfolio, 0.01%(b)	$1,191,719

	Total short-term investments (Cost $1,191,719)	1,191,719

	Total Investments—100.76% (Cost $44,499,117)	66,717,203

	Other Assets less Liabilities—(0.76)%	(501,612)

	Net Assets—100.00%	$66,215,591

Ariel International Fund

Number of shares	Common stocks—90.47%	Value

	Belgium—0.58%

66,457	KBC Group NV	$5,066,930

	Brazil—0.78%

797,714	Telefonica Brasil SA ADR	6,780,569

	Canada—0.44%

189,871	Element Fleet Management Corp.	2,214,855

45,811	IGM Financial, Inc.	1,617,207

		3,832,062

	Chile—0.01%

3,204	Banco Santander-Chile ADR	63,663

	China—5.12%

210,763	Baidu, Inc. ADR(a)	42,974,576

33,904	Trip.com Group Ltd. ADR(a)	1,202,236

246,958	TravelSky Technology Ltd.	533,082

		44,709,894

See Notes to Schedules of Investments.

26    SLOW AND STEADY WINS THE RACE

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel International Fund (continued)

Number of shares	Common stocks—90.47%	Value

	Denmark—1.24%

107,735	Novo Nordisk A/S	$9,025,947

56,834	H Lundbeck A/S	1,807,994

		10,833,941

	Finland—2.12%

2,455,749	Nokia Corp.(a)	13,148,706

1,005,133	Nokia Corp. ADR(a)	5,347,308

		18,496,014

	France—8.57%

291,530	Michelin (CGDE)	46,494,193

109,004	Sanofi	11,420,663

61,802	Thales SA	6,305,160

113,710	Vivendi SA	3,819,781

50,904	BNP Paribas SA	3,191,203

16,556	Safran SA	2,295,289

20,009	Societe BIC SA	1,390,325

		74,916,614

	Germany—10.50%

328,472	Deutsche Boerse AG	57,332,297

9,220,418	Telefonica Deutschland Holding	24,326,174

28,085	Muenchener Rueckversicherungs-Gesellschaft AG	7,691,049

28,259	Fresenius Medical Care AG & Co. KGaA	2,346,908

		91,696,428

	Hong Kong—1.24%

1,100,000	CLP Holdings Ltd.	10,880,569

	Italy—5.33%

6,889,656	Snam SpA	39,825,876

893,102	Italgas SpA	5,837,185

96,355	Banca Mediolanum SpA	937,331

		46,600,392

	Japan—18.62%

89,400	Nintendo Co., Ltd.	52,000,792

1,758,700	Subaru Corp.	34,692,750

612,200	Bridgestone Corp.	27,856,078

1,206,800	Japan Tobacco, Inc.	22,795,534

136,000	Secom Co., Ltd.	10,336,955

59,500	Daito Trust Construction Co., Ltd.	6,507,269

116,700	Sankyo Co., Ltd.	2,980,133

79,100	Nippon Telegraph & Telephone Corp.	2,060,893

55,800	KDDI Corp.	1,740,375

76,000	Ono Pharmaceutical Co., Ltd.	1,695,882

		162,666,661

	Luxembourg—0.35%

51,399	RTL Group	3,062,555

	Netherlands—5.15%

1,512,694	Koninklijke Ahold Delhaize N.V.	44,967,485

	Peru—0.56%

40,244	Credicorp Ltd.(a)	4,873,951

	Portugal—0.21%

101,927	Jeronimo Martins SGPS SA	1,858,826

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM    27

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel International Fund (continued)

Number of shares	Common stocks—90.47%	Value

	Singapore—0.13%

142,000	Singapore Exchange Ltd.	$1,180,605

	Spain—4.34%

1,298,508	Endesa SA	31,502,385

507,986	Tecnicas Reunidas SA(a)	6,427,015

		37,929,400

	Switzerland—9.57%

173,996	Roche Holding AG	65,545,859

57,077	Nestle SA	7,107,714

72,857	Novartis AG	6,639,613

6,291	Swisscom AG	3,591,360

7,648	Novartis AG ADR	697,803

		83,582,349

	United Kingdom—8.75%

2,460,258	GlaxoSmithKline plc	48,306,090

1,050,494	National Grid plc	13,380,592

1,753,567	Direct Line Insurance Group plc	6,913,272

3,225,751	Vodafone Group plc	5,414,412

95,690	St. James’s Place plc	1,955,075

7,815	AstraZeneca plc ADR	468,118

		76,437,559

	United States—6.86%

541,642	Philip Morris Intl, Inc.	53,682,139

53,627	Check Point Software Technologies Ltd.(a)	6,227,704

		59,909,843

	Total common stocks (Cost $654,000,451)	790,346,310

Number of shares	Short-term investments—5.82%	Value

50,850,621	Northern Institutional Treasury Portfolio, 0.01%(b)	$50,850,621

	Total short-term investments (Cost $50,850,621)	50,850,621

	Total Investments—96.29% (Cost $704,851,072)	841,196,931

	Cash, Foreign Currency, Other Assets less Liabilities—3.71%	32,450,390

	Net Assets—100.00%	$873,647,321

Open foreign currency contracts as of June 30, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

09/09/2021	UBS AG	USD	28,235,842	CNH	181,425,731	$331,157

Subtotal UBS AG						331,157

09/09/2021	JPMorgan Chase	USD	2,020,196	CAD	2,443,223	49,272

09/09/2021	JPMorgan Chase	USD	1,017,426	CAD	1,230,330	24,931

09/09/2021	JPMorgan Chase	USD	999,242	CAD	1,208,342	24,485

09/09/2021	JPMorgan Chase	USD	5,692,690	CNH	36,686,254	50,060

09/09/2021	JPMorgan Chase	SGD	1,752,482	EUR	1,085,288	14,433

09/09/2021	JPMorgan Chase	USD	3,987,382	EUR	3,270,590	103,480

09/09/2021	JPMorgan Chase	USD	3,720,136	EUR	3,051,385	96,544

09/09/2021	JPMorgan Chase	USD	2,462,779	EUR	2,020,057	63,914

See Notes to Schedules of Investments.

28    SLOW AND STEADY WINS THE RACE

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel International Fund (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Subtotal JPMorgan Chase						427,119

Subtotal - Open forward currency contracts with unrealized appreciation						$758,276

Open forward currency contracts with unrealized depreciation

09/09/2021	UBS AG	AUD	13,057,613	EUR	8,291,143	$(50,327)

09/09/2021	UBS AG	NOK	10,351,029	EUR	1,021,694	(10,725)

09/09/2021	UBS AG	SEK	22,373,148	EUR	2,217,036	(16,747)

09/09/2021	UBS AG	AUD	10,440,452	USD	8,077,830	(245,580)

09/09/2021	UBS AG	AUD	41,703,543	USD	32,266,240	(980,950)

09/09/2021	UBS AG	GBP	28,839,695	USD	40,869,309	(969,002)

09/09/2021	UBS AG	NOK	25,106,854	USD	3,019,205	(102,343)

09/09/2021	UBS AG	SEK	95,968,253	USD	11,586,224	(364,902)

Subtotal UBS AG						(2,740,576)

09/09/2021	Northern Trust	SEK	42,504,012	USD	5,140,437	(170,552)

09/09/2021	Northern Trust	SGD	7,416,282	USD	5,599,518	(84,380)

Subtotal Northern Trust						(254,932)

09/09/2021	JPMorgan Chase	AUD	1,871,902	CHF	1,301,000	(4,547)

09/09/2021	JPMorgan Chase	JPY	1,138,450,714	CNH	66,915,731	(38,313)

09/09/2021	JPMorgan Chase	GBP	3,753,682	USD	5,286,207	(92,912)

09/09/2021	JPMorgan Chase	JPY	3,453,235,663	USD	31,576,973	(474,225)

09/09/2021	JPMorgan Chase	SEK	25,684,147	USD	3,083,621	(80,439)

Subtotal JPMorgan Chase						(690,436)

Subtotal - Open forward currency contracts with unrealized depreciation						$(3,685,944)

Net unrealized appreciation (depreciation) on forward currency contracts						$(2,927,668)

Ariel Global Fund

Number of shares	Common stocks—94.65%	Value

	Belgium—0.10%

1,954	KBC Group NV	$148,980

	Brazil—2.94%

481,423	BB Seguridade Participacoes SA	2,235,890

147,500	Telefonica Brasil SA	1,245,527

410,513	TIM SA of Brazil(a)	951,630

		4,433,047

	Chile—0.24%

17,970	Banco Santander-Chile ADR	357,064

	China—7.63%

50,295	Baidu, Inc. ADR(a)	10,255,151

330,519	TravelSky Technology Ltd.	713,458

10,201	Trip.com Group Ltd. ADR(a)	361,727

2,853	Weibo Corp. ADR(a)	150,125

		11,480,461

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM    29

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Global Fund (continued)

Number of shares	Common stocks—94.65%	Value

	Denmark—0.54%

6,995	Novo Nordisk A/S	$586,035

7,266	H Lundbeck A/S	231,145

		817,180

	Finland—1.64%

391,740	Nokia Corp.(a)	2,097,476

70,530	Nokia Corp. ADR(a)	375,220

		2,472,696

	France—5.43%

36,761	Michelin (CGDE)	5,862,769

12,092	Sanofi	1,266,914

14,127	Vivendi SA	474,558

2,809	Safran SA	389,434

1,755	Thales SA	179,049

		8,172,724

	Germany—4.00%

27,834	Deutsche Boerse AG	4,858,214

269,631	Telefonica Deutschland Holding	711,366

1,681	Muenchener Rueckversicherungs-Gesellschaft AG	460,340

		6,029,920

	Hong Kong—0.54%

82,500	CLP Holdings Ltd.	816,043

	Italy—1.17%

283,364	Snam SpA	1,637,995

20,037	Italgas SpA	130,958

		1,768,953

	Japan—8.43%

7,450	Nintendo Co., Ltd.	4,333,399

153,200	Subaru Corp.	3,022,078

49,100	Bridgestone Corp.	2,234,128

108,100	Japan Tobacco, Inc.	2,041,927

9,100	Secom Co., Ltd.	691,664

2,100	Daito Trust Construction Co., Ltd.	229,668

5,400	Nippon Telegraph & Telephone Corp.	140,693

		12,693,557

	Mexico—0.31%

141,036	Wal-Mart de Mexico SAB de CV	460,380

	Netherlands—0.74%

37,325	Koninklijke Ahold Delhaize N.V.	1,109,551

	Peru—1.31%

16,319	Credicorp Ltd.(a)	1,976,394

	South Africa—0.42%

145,690	Sanlam Ltd.	626,120

	South Korea—1.52%

30,483	KT&G Corp.	2,284,567

	Spain—2.47%

153,170	Endesa SA	3,715,973

See Notes to Schedules of Investments.

30    SLOW AND STEADY WINS THE RACE

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Global Fund (continued)

Number of shares	Common stocks—94.65%	Value

	Switzerland—8.01%

28,604	Roche Holding AG	$10,775,384

7,088	Nestle SA	882,658

3,834	Novartis AG	349,401

86	Swisscom AG	49,095

		12,056,538

	Taiwan—0.61%

141,000	Catcher Technology Co., Ltd.	921,023

	United Kingdom—7.29%

437,085	GlaxoSmithKline plc	8,581,973

125,196	National Grid plc	1,594,675

31,640	Vodafone Group plc ADR	541,993

118,024	Vodafone Group plc	198,103

16,322	Direct Line Insurance Group plc	64,347

		10,981,091

	United States—39.31%

59,275	Microsoft Corp.	16,057,598

92,783	Philip Morris Intl, Inc.	9,195,723

124,419	Gilead Sciences, Inc.	8,567,492

35,320	Johnson & Johnson	5,818,617

19,747	Berkshire Hathaway, Inc., Class B(a)	5,488,086

42,961	Amdocs Ltd.	3,323,463

45,316	Verizon Communications, Inc.	2,539,055

31,713	Bristol-Myers Squibb Co.	2,119,063

24,498	NetApp, Inc.	2,004,426

61,161	Equity Commonwealth	1,602,418

8,299	Check Point Software Technologies Ltd.(a)	963,763

20,326	Tapestry, Inc.(a)	883,774

10,976	U.S. Bancorp	625,303

		59,188,781

	Total common stocks (Cost $103,255,449)	142,511,043

Number of shares	Short-term investments—3.79%	Value

5,702,641	Northern Institutional Treasury Portfolio, 0.01%(b)	$5,702,641

	Total short-term investments (Cost $5,702,641)	5,702,641

	Total Investments—98.44% (Cost $108,958,090)	148,213,684

	Cash, Foreign Currency, Other Assets less Liabilities—1.56%	2,351,076

	Net Assets—100.00%	$150,564,760

Open foreign currency contracts as of June 30, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

09/09/2021	UBS AG	USD	3,929,691	CNH	25,249,719	$46,088

09/09/2021	UBS AG	CAD	1,122,033	EUR	761,334	1,031

09/09/2021	UBS AG	USD	731,268	GBP	516,024	17,338

Subtotal UBS AG						64,457

09/09/2021	Northern Trust	USD	1,341,176	CHF	1,203,156	38,313

09/09/2021	Northern Trust	USD	455,578	GBP	321,420	10,887

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM    31

Schedule of investments	06/30/21 (UNAUDITED)

 Ariel Global Fund (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Subtotal Northern Trust						49,200

09/09/2021	JPMorgan Chase	CAD	1,401,281	CHF	1,039,665	$4,575

09/09/2021	JPMorgan Chase	CAD	549,396	CHF	407,753	1,648

09/09/2021	JPMorgan Chase	USD	732,653	CHF	657,314	20,867

09/09/2021	JPMorgan Chase	USD	660,653	CHF	592,717	18,816

09/09/2021	JPMorgan Chase	USD	371,079	CHF	332,921	10,569

09/09/2021	JPMorgan Chase	USD	2,569,548	EUR	2,107,633	66,685

09/09/2021	JPMorgan Chase	USD	1,101,230	EUR	903,393	28,429

09/09/2021	JPMorgan Chase	USD	820,998	EUR	673,505	21,195

09/09/2021	JPMorgan Chase	USD	768,824	EUR	630,512	20,076

09/09/2021	JPMorgan Chase	USD	759,571	EUR	622,923	19,835

09/09/2021	JPMorgan Chase	USD	654,975	EUR	537,144	17,103

09/09/2021	JPMorgan Chase	USD	570,301	EUR	467,703	14,892

09/09/2021	JPMorgan Chase	USD	1,293,491	GBP	912,815	30,593

09/09/2021	JPMorgan Chase	USD	1,096,592	GBP	773,864	25,936

09/09/2021	JPMorgan Chase	USD	558,464	GBP	393,960	13,412

09/09/2021	JPMorgan Chase	USD	1,172,559	JPY	128,230,239	17,610

09/09/2021	JPMorgan Chase	USD	1,070,957	JPY	117,119,139	16,084

09/09/2021	JPMorgan Chase	USD	397,232	JPY	43,441,045	5,966

09/09/2021	JPMorgan Chase	USD	356,232	JPY	38,957,271	5,350

Subtotal JPMorgan Chase						359,641

Subtotal - Open forward currency contracts with unrealized appreciation						$473,298

Open forward currency contracts with unrealized depreciation

09/09/2021	UBS AG	NOK	1,880,186	EUR	185,583	(1,948)

09/09/2021	UBS AG	SEK	3,318,004	EUR	328,793	(2,484)

09/09/2021	UBS AG	CAD	460,306	USD	380,597	(9,273)

Subtotal UBS AG						(13,705)

09/09/2021	Northern Trust	SEK	2,169,603	GBP	185,007	(2,275)

09/09/2021	Northern Trust	SGD	722,303	USD	545,361	(8,218)

Subtotal Northern Trust						(10,493)

09/09/2021	JPMorgan Chase	AUD	493,694	CHF	343,000	(1,064)

09/09/2021	JPMorgan Chase	AUD	630,078	CHF	437,754	(1,358)

09/09/2021	JPMorgan Chase	AUD	1,642,449	EUR	1,043,745	(7,335)

Subtotal JPMorgan Chase						(9,757)

Subtotal - Open forward currency contracts with unrealized depreciation						$(33,955)

Net unrealized appreciation (depreciation) on forward currency contracts						$439,343

(a)Non-income producing.

(b)The rate presented is the 7-day current yield as of June 30, 2021.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

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Notes to the schedules of investments	06/30/21 (UNAUDITED)

NOTE ONE   |   ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO   |   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2021.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2021, in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$3,204,974,401	$1,412,307,895	$66,717,203

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$3,204,974,401	$1,412,307,895	$66,717,203

ARIELINVESTMENTS.COM    33

Notes to the schedules of investments	06/30/21 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common stocks

Communication services	$145,771,487	$—	$—	$145,771,487

Consumer discretionary	113,225,390	—	—	113,225,390

Consumer staples	130,411,698	—	—	130,411,698

Energy	6,427,015	—	—	6,427,015

Financials	93,037,438	—	—	93,037,438

Health care	147,954,877	—	—	147,954,877

Industrials	20,327,729	—	—	20,327,729

Information technology	25,256,800	—	—	25,256,800

Real estate	6,507,269	—	—	6,507,269

Utilities	101,426,607	—	—	101,426,607

Total common stocks	$790,346,310	$—	$—	$790,346,310

Short-term investments	50,850,621	—	—	50,850,621

Total investments	$841,196,931	$—	$—	$841,196,931

Other financial instruments

Forward currency contracts^	$—	$(2,927,668)	$—	$(2,927,668)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common stocks

Communication services	$21,590,695	$—	$—	$21,590,695

Consumer discretionary	12,364,476	—	—	12,364,476

Consumer staples	15,974,806	—	—	15,974,806

Financials	16,840,738	—	—	16,840,738

Health care	38,296,024	—	—	38,296,024

Industrials	1,260,147	—	—	1,260,147

Information technology	26,456,427	—	—	26,456,427

Real estate	1,832,086	—	—	1,832,086

Utilities	7,895,644	—	—	7,895,644

Total common stocks	$142,511,043	$—	$—	$142,511,043

Short-term investments	5,702,641	—	—	5,702,641

Total investments	$148,213,684	$—	$—	$148,213,684

Other financial instruments

Forward currency contracts^	$—	$439,343	$—	$439,343

*	As of June 30, 2021, the Level 2 investments held were foreign forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

34    SLOW AND STEADY WINS THE RACE

Notes to the schedules of investments	06/30/21 (UNAUDITED)

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE   |   TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2021 in the security that was deemed to be an affiliated company:

	Share activity				Nine months ended June 30, 2021

Security name	Balance September 30, 2020	Purchases	Sales	Balance June 30, 2021	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

U.S. Silica Holdings, Inc. (Basic materials)	5,477,884	—	5,477,884	—	$—	$—	$(12,579,041)	$54,521,039	—%

					$—	$—	$(12,579,041)	$54,521,039	—%

ARIELINVESTMENTS.COM    35

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

INDEPENDENT TRUSTEES:

William C. Dietrich Age: 72	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 70	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019; Governance Committee Chair since 2021 (member since 2020)	Partner, Covington & Burling since 2015

Christopher G. Kennedy Age: 57	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.

Kim Y. Lew Age: 54	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 61	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Member of Management Contracts Committee since 2015 and Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 73	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)

INTERESTED TRUSTEES:

Mellody L. Hobson Age: 52	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 63	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; The New York Times

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mareilé B. Cusack Age: 62	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008

Wendy D. Fox Age: 59	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017

James R. Rooney Age: 62	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM    37

IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

38    SLOW AND STEADY WINS THE RACE

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ARIELINVESTMENTS.COM    39

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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